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                                                                   EXHIBIT 10.14

                                   [FORM OF]

                               [SARDY HOUSE LOGO]

                 CLIENT REGISTRATION AND FINDER'S FEE AGREEMENT

         Sardy House, LLC, a Colorado limited liability company (the "Company"), and North and South Aspen, L.L.C., a Colorado limited liability company ("North and South"), are engaged in a securities offering (the "Offering") of up to 25 of the Company's limited liability company membership interests (the "Membership Interests"), which allow for exclusive use of the Sardy House in Aspen, Colorado. The offering is subject to and must strictly comply with securities laws. The undersigned licensed real estate broker (the "Realtor"), which represents and warrants that it is not a securities broker or dealer within the meaning of securities laws, is aware of persons who may be interested in possibly purchasing a Membership Interest, and hereby refers such persons to the Company as set forth on Exhibit A attached hereto, in accordance with the terms and conditions of this Agreement. Subsequent referrals may be made by the Realtor to the Company by delivering to the Company additional forms of Exhibit A after the date of this Agreement, with all referrals to be subject to the terms and conditions of this Agreement. In connection with such referrals, North and South agrees that it will pay to the Realtor, subject to the terms and conditions of this Agreement, a finder's fee of 3.5% of the gross sales price of a Membership Interest ultimately sold, by no later than March 31, 2005, to a person referred by the Realtor to the Company pursuant to this Agreement.

         The Realtor understands and agrees to the following terms and conditions, which shall apply to the Realtor and to the Realtor's agents, employees, representatives and members of the Realtor's firm:

         1. This Agreement is non-exclusive, and the Company and North and South may enter into similar agreements with other licensed real estate brokers and also may separately engage securities broker-dealers to assist in the Offering. In no event will North and South pay more than one finder's fee for the sale of a Membership Interest. If any person set forth on Exhibit A has previously been disclosed to the Company or North and South or any of their agents or representatives, the Realtor's referral with respect to such person shall not be subject to the payment of a finder's fee under this Agreement. The Company agrees to promptly notify the Realtor in writing of its rejection of a referred client. Any dispute among real estate brokers or other agents of the Company or of North and South concerning the payment of finder's fees shall be resolved in the sole discretion of the Company.

         2. Completion of a sale of a Membership Interest is subject to other terms and conditions, including certain requirements under securities laws, and is subject to the discretion of the Company and North and South. No finder's fee shall be payable under this Agreement with respect to a person set forth on Exhibit A in the event that the Company and/or North and South elect not to sell a Membership Interest to such person, even if such person is ready, willing or able to complete a purchase of a Membership Interest.

         3. The Realtor shall not in any manner offer Membership Interests for sale or solicit offers for Membership Interests. The Realtor shall not make any advertisements in connection with the Offering and shall not in any manner make any solicitation for any new referral prospects with whom the Realtor does not have a pre-existing relationship. In connection with



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referrals, the Realtor shall not compensate any other person who is not a licensed real estate broker within the Realtor's firm.

         4. The Realtor shall not furnish, deliver or circulate in any manner any originals or copies of any prospectus document or any other materials in connection with the Offering to any person.

         5. The Realtor shall have no direct or indirect involvement of any kind in any marketing or selling activities in connection with the Offering, and shall have no interaction of any kind with any securities broker-dealer that may be involved in the Offering. All communications by the Realtor in connection with making referrals under this Agreement shall be directly to the Company.

         6. The Realtor shall not in any way become involved in the sale or negotiation of the sale of a Membership Interest, or in the preparation of any documentation required for such sale under applicable state law.

         7. The participation and activities of the Realtor in connection with the Offering shall be limited exclusively to referring directly to the Company the names and contact information of persons who may be interested in possibly purchasing a Membership Interest, and notifying such persons that they will thereafter be contacted by representatives of the Company. The Realtor shall not conduct any activities that would cause it to be required to be registered as a securities broker or dealer under securities laws.

         8. The Realtor understands that completion of a sale of a Membership Interest to a person referred by the Realtor will be subject to the execution by such person of a subscription agreement which will contain representations and warranties by such person that there were no statements or communications by the Realtor to such person that were not in accordance with the restrictions set forth in the foregoing terms and conditions. If such person cannot make such representations and warranties, the Membership Interest will not be sold to such person and thus no finder's fee will be payable in connection with such referral.

         Subject to compliance by the Realtor with the foregoing terms and conditions, North and South agrees that it will pay to the Realtor a finder's fee of 3.5% of the gross sales price of a Membership Interest ultimately sold, by no later than March 31, 2005, to a person referred by the Realtor to the Company pursuant to this Agreement. For purposes of this Agreement, the term "sale" shall mean the consummation of a voluntary transfer of a Membership Interest to a purchaser and the admission of that purchaser as a member of the Company and the receipt by the Company or North and South of the entire amount of the purchase price for such Membership Interest, free of any escrow or other restrictions. The finder's fee shall be earned only upon the event of a sale during the term of this Agreement. Such finder's fee shall be paid to the Realtor promptly upon completion of any such sale. The Realtor understands that the payment of the finder's fee in connection with such sale will be disclosed to the purchaser prior to the completion of such sale.

         Each of the individuals executing this Agreement on behalf of an entity has the proper authority to do so. No modification of any of the terms or conditions of this Agreement shall be

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valid, binding upon the parties, or enforceable unless made in writing and signed by all of the parties hereto. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto, any rights or remedies by reason of this Agreement. This Agreement shall terminate and thereafter be of no further force or effect on March 31, 2005.

         IN WITNESS WHEREOF, the parties have executed this Client Registration and Finder's Fee Agreement on the respective dates set forth below.

COMPANY:                                                      REALTOR:

SARDY HOUSE, LLC,                                             ___________________________________
a Colorado limited liability company

     By:  BLOCK 66, LLC,                                      By: ________________________________
          a Colorado limited liability company,               Printed Name: _______________________
          its Manager                                         Title: ______________________________
                                                              Phone: ____________________________
          By: _________________________                       Fax: ______________________________
                Daniel D. Delano, Manager                     Date: ___________________


NORTH AND SOUTH:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company

     By:  _________________________
           Daniel D. Delano, Manager

Date: ___________________



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                                                                       EXHIBIT A

                          CLIENT REGISTRATION REFERRAL


1.   Prospect Name: _________________________________________________
     Address:       _________________________________________________

     Home Phone:    _________________________________________________
     Work Phone:    _________________________________________________
     Fax:           _________________________________________________

2.   Prospect Name: _________________________________________________
     Address:       _________________________________________________

     Home Phone:    _________________________________________________
     Work Phone:    _________________________________________________
     Fax:           _________________________________________________

3.   Prospect Name: _________________________________________________
     Address:       _________________________________________________

     Home Phone:    _________________________________________________
     Work Phone:    _________________________________________________
     Fax:           _________________________________________________

4.   Prospect Name: _________________________________________________
     Address:       _________________________________________________

     Home Phone:    _________________________________________________
     Work Phone:    _________________________________________________
     Fax:           _________________________________________________

5.   Prospect Name: _________________________________________________
     Address:       _________________________________________________

     Home Phone:    _________________________________________________
     Work Phone:    _________________________________________________
     Fax:           _________________________________________________




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